Exhibit 99.1
March 2025 Investor Presentation

Disclaimer All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on management’s current expectations, assumptions, estimates and beliefs. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties that could cause actual results to differ materially from those described in forward-looking statements include, without limitation, our ability to successfully commercialize our iDose TR therapy; the impact of general macroeconomic conditions including foreign currency fluctuations and future health crises on our business; our dependence on a limited number of third-party suppliers, some of which are single-source, for components of our products; the occurrence of a crippling accident, natural disaster, or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; securing or maintaining adequate coverage or reimbursement by government or third-party payors for procedures using the iStent®, the iStent inject® W, iAccess, iPRIME, iStent infinite, iDose® TR, our corneal cross-linking products or other products in development, and our compliance with the requirements of participation in federal healthcare programs such as Medicare and Medicaid; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our compliance with federal, state and foreign laws and regulations for the approval and sale and marketing of our products and of our manufacturing processes; the lengthy and expensive clinical trial process and the uncertainty of timing and outcomes from any particular clinical trial or regulatory approval processes; the risk of recalls or serious safety issues with our products and the uncertainty of patient outcomes; our ability to protect our information systems against cyber threats and cybersecurity incidents, and to comply with state, federal and foreign data privacy laws and regulations; our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors and the impact of any claims against us for infringement or misappropriation of third party intellectual property rights and any related litigation; and our ability to service our indebtedness. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 25, 2025. Our filings with the SEC are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this presentation, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. © 2024 Glaukos Corporation 2

WE’LL GO FIRST Innovation is at the core of everything we do. At Glaukos, we push the limits of science and technology to solve unmet needs in chronic eye diseases for the benefit of patients worldwide. CORE GROWTH STRATEGY Leading-edge Innovation Pursuing big ideas that address clinical needs of large and/or underserved patient populations Dropless Therapies Challenging conventional paradigms to advance the standards of care and improve outcomes Commercial Excellence Building durable new markets to better serve physicians and patients worldwide FIVE NOVEL PLATFORMS iStent Micro-scale surgical devices iDose Sustained-release pharmaceuticals iLink Bio-activated pharmaceuticals iLution Transdermal pharmaceuticals Retina XR Bio-erodible IVT pharmaceuticals FOUR THERAPEUTIC AREAS Glaucoma Full scope of disease progression Rare Disease Keratoconus Ocular Cancer (OSSN) Anterior Segment Dry Eye, Presbyopia, Demodex Blepharitis, Progressive Myopia Posterior Segment AMD, DME, RVO © 2025 Glaukos Corporation 3

INDUSTRY-LEADING INNOVATION

$700 + Million

Invested in R&D since 2018

14

Disclosed pipeline programs in 2025 vs. 4 in 2015



Ocular Hypertension and Open-Angle Glaucoma
iStent
Micro-Scale
iDose
Sustained-Release
iLink
Bio-Activated
Keratoconus
iLution
Eyelid Delivery
Dry Eye
Glaucoma
Presbyopia
Blepharitis
Retina XR
Bio-Erodible IVT
AMD
DME
RVO

© 2025 Glaukos Corporation
4

2025-26 KEY COMMERCIAL CATALYSTS

Focused on establishing robust growth engines centered on proven, foundational therapies that improve the standard of care

Interventional Glaucoma

iDose® TR
iStent infinite®

Keratoconus

iLinko$_2$n™ with Epioxa™

iLinko2n with Epioxa is not approved by the FDA

© 2025 Glaukos Corporation 5

DISRUPTING THE STATUS QUO

Interventional Glaucoma (IG) *is designed to radically improve the legacy treatment paradigm with standalone therapies that slow progression and reduce drug burden*

DROPS = POOR PATIENT COMPLIANCE & REDUCED QUALITY OF LIFE

Topical meds remain the dominant glaucoma treatment but…

>90% of patients are non-compliant with drops[1]

&

~50% of patients purposely discontinue their drops within 6 months[1]

Complex dosing regimens, instillation difficulties and chronic side effects are common problems



- Hyperemia
- Periorbital fat atrophy
- Ocular surface disease
- Hyperchromia

IT'S TIME TO CHANGE

LEGACY TREATMENT PARADIGM

TOPICAL MEDICATION → ADDITIONAL MEDICATION(S) → SLT → FILTRATION SURGERY → ADDITIONAL FILTRATION SURGERY

A NEW STANDARD FOR THE FUTURE

SLT OR DRUG DELIVERY → MIGS → MIBS → FILTRATION SURGERY

Topical medications used as a supplement ("bridge therapy") as needed

[1] *Nordstrom BL, Friedman DS, Mozaffari E, Quigley H, Walker AM. Persistence and adherence with topical glaucoma therapy. Am J Ophthalmol. 2005;140(4): 598-606.*

© 2025 Glaukos Corporation 6

IG: LED BY iDOSE TR, GROUND-BREAKING INNOVATION

Prostaglandin analog indicated for the reduction of IOP in patients with open-angle glaucoma (OAG) or ocular hypertension (OHT)

iDose® TR
(travoprost intracameral implant) 75 mcg

iDose TR is designed to provide <u>24/7, continuous, long-duration</u> drug therapy to address ubiquitous patient non-compliance with topical medications



<0.5mm
1.8mm



Unique Drug Formulation

75 mcg of a novel, **proprietary, preservative-free travoprost formulation; ~25,000x more concentrated** than leading PGA medications (0.004% in Travatan Z)

Novel Membrane

Nanoporous, ethylene-vinyl acetate (EVA) membrane designed for **continuous drug elution**



Insertion System

Precision-engineered to facilitate straightforward implantation



Anchored and Stable

Securely anchored into scleral tissue for drug elution directly into the anterior chamber

© 2025 Glaukos Corporation 7

© 2025 Glaukos Corporation 8 OCULAR HYPERTENSION MILD OAG MODERATE OAG ADVANCED OAG REFRACTORY OAG SLT FILTRATION SURGERY DRUG DELIVERY MIBS MIGS OR Topical meds used as a supplemental, bridge therapy as needed IG: A NEW PARADIGM The workhorse; foundational therapy in algorithms across the disease stage spectrum Designed to provide 24/7 long-duration sustained release of travoprost directly into the anterior chamber; for full range of disease progression where goal is to reduce IOP For patients who have failed surgical and medical therapy Up to 240° of powerful outflow coverage Creates 2 pathways of fluid outflow for sustained IOP control Combo-cataract procedures

© 2025 Glaukos Corporation 9 DRIVING IG FORWARD Major progress achieved in 2024 and key objectives for 2025 designed to increase IG awareness and adoption 2024 2025 Methodical launch; continually expanded trained surgeon pool Permanent J-Code established Cat III CPT codes established; advanced MAC coverage Eight journal articles published Accelerate marketing investments as universe of trained surgeons grows Further broaden market access among MACs, commercial and Medicare Advantage (MA) payors Expand robust body of clinical evidence Secure remaining commercial and MA coverage Integrity study peer-reviewed publication Advance mild-to-moderate label expansion study Finalized APC5493 for 0671T Secured coverage through final LCDs Established pro fees at all MACs

IG & THE FOREVER PATIENT



The average OHT/glaucoma patient lives with the disease for 20+ years

GLAUKOS
TRANSFORMING VISION

COMPREHENSIVE OPHTHALMOLOGY PRACTICE: *CONVENTIONAL MODEL*

Optimizing referral network and practice administration for cataract and refractive care	Glaucoma care predominantly single treatment per patient, then referred back to OD or glaucoma specialist	Patients can be lost to follow-up and experience unnecessary disease progression

COMPREHENSIVE OPHTHALMOLOGY PRACTICE: *IG/FOREVER PATIENT MODEL*



iDose TR
(travoprost intracameral implant) 75 mcg



iDose TREX

- Care through entire patient journey, either by the MD, or MD+OD in a coordinated, co-managed scenario
- Likely to intervene multiple times over a patient's life
- Increase likelihood of patient compliance with treatment and visits
- Potential to flatten disease trajectory while delivering a quality-of-life improvement
- Capacity constraints and volume increases drive certain IG procedures to in-office
- OD becomes increasingly important in the patient's care as MDs perform more surgery and leave medicinal care and post-op follow-up to primary practitioners



FOREVER
PATIENT
CARE

iDose TREX is not approved by the FDA

© 2025 Glaukos Corporation 10

© 2025 Glaukos Corporation 11 STRONG IG CLINICAL DATA iDose TR: New Phase 3 data confirms long duration1 81% of iDose TR subjects in the Phase 3 trials were completely free of IOP-lowering topical medications at 12 months AT 12 MONTHS AT 36 MONTHS PH 3 93% PH 2B 92% % OF iDOSE TR SUBJECTS WELL-CONTROLLED ON THE SAME OR FEWER IOP-LOWERING TOPICAL MEDICATIONS 1 Data on file 70% 69% % PATIENTS WELL CONTROLLED ON THE SAME OR FEWER TOPICAL IOP-LOWERING MEDS IN PHASE 3 TRIAL AT 3 YEARS 70% 58% Timolol 0.5% BID

GLAUKOS
TRANSFORMING VISION

STRONG IG SAFETY DATA

In controlled studies, the most common ocular adverse reactions in 2% to 6% of patients were increases in intraocular pressure, iritis, dry eye, and visual field defects[1]

iDose TR: Phase 3 & Phase 2b safety data

iDose® TR (travoprost intracameral implant) 75 mcg

	Ph 3 Trials 3 Years	Ph 2b Trial 3 Years	Topical PGAs[2]
No adverse events of periorbital fat atrophy	✓	✓	*Up to 70% incidence*
Very low conjunctival hyperemia	✓	✓	*30%-50% incidence*
No adverse events of corneal endothelial cell loss	✓	✓	
Very low or no incidence of iris color change	✓	✓	*~20% incidence*

[1] iDose TR prescribing information; [2] Travatan Z / Lumigan package inserts

© 2025 Glaukos Corporation 12

© 2025 Glaukos Corporation 13 POWER OF COMBINED THERAPY Expect surgeons to ultimately combine IG therapies to better control IOP and slow disease progression 1 Med 48% 2 Meds 28% ≥3 Meds 24% Combining multiple topical meds is widely used to manage IOP by increasing outflow and/or reducing fluid production NUMBER OF MEDICATIONS BY % OF PATIENTS (US)1 Combinatorial therapy has potential to better control IOP with different mechanisms of action COMBINING THERAPIES 1 Market Scope; 2 Submitted AGS abstract • 44% reduction from baseline in IOP at Month 6 • 11.3 mmHg mean reduction in IOP from baseline • Excellent safety and tolerability KEY TRIAL TAKEAWAYS: iDOSE TR + CATARACT AT MONTH 62

Are non-compliant and/or intolerant with topical meds Have dry eye and/or other underlying co-morbidities Have physical limitations that impede their ability to use topical meds Want to reduce their drug burden and/or have experienced decreased quality-of life related to topical med use Are post-SLT or post-Durysta patients © 2025 Glaukos Corporation 14 Initially focused on those glaucoma patients who can most benefit and have the most significant clinical need ESTIMATING THE DOMESTIC IG OPPORTUNITY 0.5M eyes MIGS + CATARACT Annual Procedures INTERVENTIONAL GLAUCOMA1 22M eyes 13M eyes 12M eyes Prevalence Diagnosed Diagnosed & Treated 1 Market Scope 2024 Glaucoma Pharmaceutical Report; includes glaucoma and OHT patients; assumes bilateral rate of 1.8x

IG PRODUCT ROADMAP

Glaukos is uniquely positioned to lead development of the IG opportunity

GLAUKOS
TRANSFORMING VISION

PRODUCT	PATIENT	STATUS
iStent / iStent inject / iStent inject W	Mild-to-Moderate Glaucoma with Cataract	FDA Approved (2012, 2018, 2020)
iStent infinite	Glaucoma (failed on prior therapy)	FDA Cleared (2022)
iStent infinite	Glaucoma (label expansion)	Active PMA Study
PRESERFLO MicroShunt	Advanced-Refractory Glaucoma	OUS approved / US IDE Open
iDose TR	Ocular Hypertension - Glaucoma	FDA Approved (2023)
iDose TREX	Ocular Hypertension - Glaucoma	Phase 2b/3
iDose Next Generation	Ocular Hypertension - Glaucoma	Pre-Clinical
iLution Travoprost (GLK-311)	Ocular Hypertension - Glaucoma	Phase 2
Radius XR	Wearable Patient Engagement & Diagnostic System	FDA Cleared
iAccess	Precision Goniotomy	FDA Cleared

© 2025 Glaukos Corporation 15

© 2025 Glaukos Corporation 16 IG: A VISION FOR THE NEXT 10 YEARS Multiple growth drivers can combine to create potential for a substantial and sustained increase in IG adoption over the decade Majority of ophthalmic surgeons choose to adopt the IG algorithm, with the potential for iDose therapies to increasingly compete with SLT for first-line therapy 1 3 Consistent reimbursement, surgeon confidence, patient preference and new innovations create opportunities for certain true, anchored sustained-release drug delivery 2 procedures to transition into in-office settings Combination therapy has potential to become a preferred form of IG therapy 4 New sustained-release drug delivery products designed to offer longer duration have potential to fuel additional IG therapy adoption 5 PE groups are likely to gravitate to IG therapy due to the significant clinical benefits and practice efficiency it provides A new breed of IG specialist could emerge 6 , conducting primarily injection therapy while vertically integrated ODs and OD referral networks provide preparatory patient services

© 2025 Glaukos Corporation 17 RARE DISEASE: ADVANCES IN CORNEAL HEALTH • A type of corneal ectasia characterized by corneal thinning and steepening; often marked by frequent eye rubbing • Most cases present between puberty and age 40 • Patients may require multiple corneal transplants over their lifetime • Remains vastly undertreated due primarily to underdiagnosis and historical lack of an effective solution Keratoconus is a serious, sight-threatening disease and the leading cause of full-thickness corneal transplants in the United States KEY KERATOCONUS (KC) FACTS Photrexa (Epi-off) is the first and only FDA-approved corneal cross-linking therapy shown to slow or halt KC progression and preserve vision

© 2025 Glaukos Corporation 18 EPIOXA (Epi-on) NEXT-GEN THERAPY MOVES FORWARD Both Phase 3 trials met primary efficacy outcome and demonstrated favorable tolerability and safety NDA submission in December 2024; PDUFA date set for October 20, 2025 Oxygen-enriched epithelium-on corneal cross-linking designed to: Preserve corneal epithelium Streamline procedure Improve patient comfort Shorten recovery time Perfused oxygen is key to improved keratoconus therapy with Epioxa Supplemental oxygen is critical for efficacy EPIOXA PHASE 3 OUTCOMES Epioxa is not approved by the FDA

© 2025 Glaukos Corporation 19 WHAT IF? CUSTOMIZED, SPHERICAL THERAPY Third-generation iLink therapy represents a potentially significant advancement in keratoconus care Advancing Phase 2 clinical program THIRD-GENERATION iLINK THERAPY DESIGNED TO: • Use biomechanical modeling to deliver customized, patterned treatment that matches each patient’s unique corneal topography • Use proprietary algorithm to precisely target UV energy for maximum cornea cross-linking efficacy • Build upon Epioxa advantages while further streamlining and enhancing the patient experience 3 rd Gen iLink is not approved by the FDA

© 2025 Glaukos Corporation 20 iLINK / KC PRODUCT ROADMAP Robust pipeline is designed to expand and enhance patient care options with leading-edge innovations PRODUCT PATIENT STATUS Photrexa (Epi-off) Keratoconus FDA Approved (2016) Epioxa (Epi-on) Keratoconus NDA filed PDUFA date: 10/20/25 iLink 3rd Generation Keratoconus Phase 2 iVeena (IVMED-80) Keratoconus Phase 1 iLinko2n Diagnostic Screening Tool Keratoconus Pre-Submission

• Affects an estimated 25 million1 people in the US • Is caused by infestation of demodex mites, a common ectoparasite found on human skin • Is characterized by eyelid inflammation and irritation resulting in eyelid redness, discomfort and debris © 2025 Glaukos Corporation 21 iLUTION DEMODEX BLEPHARITIS PROGRAM iLUTION PLATFORM UPDATE Transdermal dropless therapy has the potential to treat a variety of chronic eye diseases and disorders POTENTIAL BENEFITS OF EYELID DELIVERY VS PRESCRIPTION EYE DROPS • Easier administration • Faster onset of action • Fewer side effects • Better compliance Advancing multiple transdermal programs targeting dry eye disease, presbyopia, glaucoma and demodex blepharitis DEMODEX BLEPHARITIS • Pre-clinical • Goal to commence Phase 2 clinical trial by YE 2025 1 O'Dell L, Dierker DS, Devries DK, et al. Psychosocial Impact of Demodex Blepharitis. Clin Ophthalmol. 2022;16:2979-2987; iLution therapies are not approved by the FDA

RETINA XR PLATFORM UPDATE

28 + Million
People in the US affected by retinal disease, primarily AMD and diabetic eye disease[1]

$10 + Billion
Est. US market size in 2024[1]

Conventional intravitreal injections impose tremendous treatment burdens on patients and contribute to lack of compliance

Monthly or bi-monthly anti-VEGF injections are standard of care for AMD, DME and RVO but studies show that

39%
Are lost to follow-up within 2 years[2]



LEAD RETINA XR PROGRAM

IVT Multi-Kinase Inhibitor (GLK-401)

- Biodegradable, small molecule implant
- Designed to provide sustained efficacy for improved patient experience and compliance
- Targets AMD, DME, RVO
- Phase 2: Currently enrolling first-in-human clinical development program

FLUORESCEIN ANGIOGRAPHY LEAKAGE IN A RABBIT MODEL[3]


FA Score (Mean)
0
10
20
30
40
1
2
3
Year Post Dose
Placebo
2-GLK-401

[1] Market Scope; [2] Long-term Experience With Intravitreal Anti-VDGF Treatment in Patients with AMD: Analysis of IRIS Registry Database (presented at 39th Annual Meeting of the American Society of Retina Specialists by Theodore Leng, MD); [3] Planned 2025 ARVO submission; Retina XR therapies are not approved by the FDA

© 2025 Glaukos Corporation 22

GLAUKOS
TRANSFORMING VISION

BUILDING THE BUSINESS IN STAGES

Continually advancing our most promising opportunities to create a cascade of new products across a variety of disease categories over the next decade

	iStent & Other Surgical	iDose	iLink	iLution	Retina
Stage 1: **INTERVENTIONAL GLAUCOMA** *2012 →*	iStent/iStent *inject** iStent *inject* W* iStent infinite PreserFlo iAccess Radius IOP Sensor	iDose TR iDose TREX iDose Gen 3		iLution TR	
Stage 2: **RARE DISEASE / KERATOCONUS** *2019 →*			Photrexa (Epi-off) Epioxa (Epi-on) iLink Gen 3 iVeena (IVMED-80) Screening Tool		
Stage 3: **ANTERIOR SEGMENT PHARMACEUTICALS** *2029 →*				iLution Dry Eye iLution Presbyopia iLution Blepharitis	
Stage 4: **POSTERIOR SEGMENT PHARMACEUTICALS** *2030 →*					IVT Multi-Kinase Inhibitor (GLK-401) IVT NCE Conjugate (GLK-411)

**Combination cataract*
IOP sensor, iDose TREX, iDose Gen 3, iLution TR, Epioxa, iLink Gen 3, iVeena and all anterior and posterior segment pharmaceuticals are not approved by the FDA

© 2025 Glaukos Corporation 23

AMONG INDUSTRY'S MOST FORMIDABLE PORTFOLIOS

Designed to disrupt treatment paradigms with dropless therapies that address important needs

PRODUCT	PATIENT	STATUS	
iStent / iStent inject / iStent inject W	Mild-to-Moderate Glaucoma with Cataract	FDA Approved (2012, 2018, 2020)	GLAUCOMA
iStent infinite	Glaucoma (failed on prior therapy)	FDA Cleared (2022)	GLAUCOMA
iStent infinite	Glaucoma (label expansion)	Active PMA Study	GLAUCOMA
PRESERFLO MicroShunt	Advanced-Refractory Glaucoma	OUS Approved / US IDE Open	GLAUCOMA
iDose TR	Ocular Hypertension - Glaucoma	FDA Approved (2023)	GLAUCOMA
iDose TREX	Ocular Hypertension - Glaucoma	Phase 2b/3	GLAUCOMA
iDose Next Generation	Ocular Hypertension - Glaucoma	Pre-Clinical	GLAUCOMA
iLution Travoprost (GLK-311)	Ocular Hypertension - Glaucoma	Phase 2	GLAUCOMA
Photrexa (Epi-off)	Keratoconus	FDA Approved (2016)	CORNEA
Epioxa (Epi-on)	Keratoconus	NDA filed; PDUFA date: 10/20/25	CORNEA
iLink 3rd Generation	Keratoconus	Phase 2	CORNEA
iVeena (IVMED-80)	Keratoconus	Phase 1	CORNEA
iLinko$_2$n Diagnostic Screening Tool	Keratoconus	Pre-Submission	CORNEA
iLution Dry Eye (GLK-301)	Dry Eye	Phase 2	CORNEA
iLution Presbyopia (GLK-302)	Presbyopia	Phase 2	CORNEA
iLution Blepharitis	Demodex Blepharitis	Pre-Clinical	CORNEA
IVT Multi-Kinase Inhibitor (GLK-401)	AMD, DME, RVO	Phase 2	RETINA
IVT NCE Conjugate (GLK-411)	DME	Pre-Clinical	RETINA
Radius XR	Wearable Patient Engagement & Diagnostic System	FDA Cleared	OTHER
iAccess	Precision Goniotomy	FDA Cleared	OTHER

© 2024 Glaukos Corporation 24

GLAUKOS
TRANSFORMING VISION

KEY 2025 PIPELINE MILESTONES

Energy and resources are focused on advancing programs with greatest potential impact

PROGRAM	PATIENT	INTENDED CLINICAL BENEFIT	2025 MILESTONE TARGET
GLAUCOMA			
iStent infinite	Mild-to-Moderate Glaucoma	MIGS therapy	***Advance enrollment in PMA pivotal trial***
	Advanced-Refractory Glaucoma	MIGS therapy	***EU regulatory approval***
PRESERFLO MicroShunt	Advanced-Refractory Glaucoma	Ab-externo device for late-stage glaucoma	***Commence US IDE trial***
iDose TR	OHT-Glaucoma	Sustained-release, 24/7 drug delivery for improved compliance	***Conduct Phase 4 studies***
iDose TREX	OHT-Glaucoma	Increased drug payload designed to extend duration-of-effect	***Advance Phase 2b/3 clinical program***
iLution Blepharitis	Demodex Blepharitis	Transdermal drug delivery; potential for improved compliance vs topical drops	***Commence Phase 2 trial by end of 2025***
CORNEA			
Epioxa (Epi-on)	Keratoconus	Reduced treatment time and complexity for improved patient comfort and recovery	***FDA approval by end of 2025***
iLink 3rd Generation	Keratoconus	Customized treatment algorithms and laser-based UV light source	***Advance Phase 2 clinical program***
RETINA			
IVT Multi-Kinase Inhibitor (GLK-401)	AMD, DME, RVO	Biodegradable, sustained-release implant; potential to reduce treatment burdens vs conventional therapies	***Advance enrollment in Phase 2 trial***

© 2025 Glaukos Corporation 25

53% 27% 20% BUILDING THE BUSINESS IN KEY STAGES HIGHLIGHTS © 2025 Glaukos Corporation 26 Solid financial and operational footing to support future pipeline delivery and growth plans NET SALES1 (in millions) 2022 2023 $315 $283 20%+ 10-year CAGR $383 2024 GLOBAL INFRASTRUCTURE 17Countries with direct operations 300+ Global commercial personnel GROSS MARGIN2 (4Q 2024) 82% SPECIALIZED MANUFACTURING Industry leader in micro-scale manufacturing with +20 years’ experience State-of-the-art facilities that meet regulatory, CMC and ISO 7 guidelines SALES MIX (4Q 2024) US Glaucoma Corneal Health Int’l Glaucoma HEALTHY BALANCE SHEET 324 $ Million Cash and equivalents as of 12/31/2024 1 FY2025: Net sales guidance range midpoint as of 2/20/25 2 4Q 2024 gross margin adjusted for certain Avedro merger-related accounting and other adjustments - see Appendix for details $480 2025

WE’LL GO FIRST Innovation is at the core of everything we do. At Glaukos, we push the limits of science and technology to solve unmet needs in chronic eye diseases. © 2025 Glaukos Corporation 27

© 2025 Glaukos Corporation 28

Appendix © 2025 Glaukos Corporation 29 4Q 2024 GAAP Amort. of Dev Inventory 4Q 2024 Non-GAAP Gross Margin Tech Intangibles Write-down Gross Margin Net Sales $ 105,499 $ 105,499 COGS $ 28,635 $ (5,523) $ (4,449) $ 18,663 Gross Profit $ 76,864 $ 5,523 $ 4,449 $ 86,836 Gross Margin 73% 82% GAAP to Non-GAAP Reconciliation - 4Q 2024 (in thousands)